[WACHOVIA LOGO]


                                  MERGER WITH


                                [OFFITBANK LOGO]
                                        The Wealth Management Bank




                                  MAY 13, 1999


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FORWARD LOOKING INFORMATION

================================================================================

THIS PRESENTATION CONTAINS CERTAIN FORWARD LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF WACHOVIA AFTER ITS MERGER WITH OFFITBANK INCLUDING STATEMENTS RELATING TO: (A) THE REPORTED EARNINGS THAT WILL BE REALIZED FROM THE PROPOSED MERGER; AND (B) THE IMPACT ON REVENUES OF THE PROPOSED MERGER. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COSTS OR DIFFICULTIES RELATED TO THE INTEGRATION OF THE BUSINESSES OF WACHOVIA AND OFFITBANK ARE GREATER THAN EXPECTED; (2) REVENUES FOLLOWING THE PROPOSED MERGER ARE LOWER THAN EXPECTED;
(3) COMPETITIVE PRESSURE AMONG FINANCIAL INSTITUTIONS INCREASES SIGNIFICANTLY;
(4) GENERAL ECONOMIC CONDITIONS, OR CONDITIONS IN SECURITIES MARKETS ARE LESS FAVORABLE THAN EXPECTED; OR (5) LEGISLATION OR REGULATORY CHANGES ADVERSELY AFFECT THE BUSINESSES IN WHICH WACHOVIA WILL BE ENGAGED.





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STRATEGIC RATIONALE

================================================================================

o    Creates leading wealth management/private banking franchise:

     o Over $19 billion in pro forma AUM for affluent and high net worth individuals

     o High quality franchise with superior investment capability in a wealth management culture

o Allows for clear and immediate revenue synergies:

     o Value-added Wachovia products into OFFITBANK's client base particularly trust and lending facilities

     o Provide OFFITBANK with unparalleled access to Southeastern based high net worth ("HNW") client base

     o Provide OFFITBANK with a platform to expand its current national franchise

o    HNW market represents a compelling market opportunity for Wachovia

     o Relatively underserved marketplace - no dominant national or global franchises

     o    Consistent with Wachovia's culture and client relationship focus

     o Highest growth segment of the investment management market - a $25 trillion market by 2000


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TRANSACTION SUMMARY

================================================================================

FIXED EXCHANGE RATIO:   0.2284 WACHOVIA Shares per OFFITBANK Share

PURCHASE PRICE:         $200 Million Plus $3.5 Million Retention Pool

STRUCTURE:              Purchase Accounting / Tax-free Exchange

DUE DILIGENCE:          Completed On-Site Due Diligence, Including Y2K Review

EXPECTED CLOSING:       3rd Quarter 1999

BOARD COMPOSITION:      Morris W. Offit to be Added to Board

WALK AWAY PROVISION:    Triggered by 15% or Greater Loss of Fixed Fee Accounts
                        (Net of Market Movements)

DEAL PROTECTION:        Voting Agreements Plus $10 Million Break-Up Fee


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OVERVIEW OF OFFITBANK

================================================================================

o Founded in 1983 as a registered investment advisor, OFFITBANK converted to a New York state trust bank in 1990.

o OFFITBANK has established itself as a premier provider of high net worth services and is well known nationally as a high quality, wealth management franchise for the upper tier of the wealth management market.

o OFFITBANK's business model targets the upper tier of the wealth management market, with a focus on high net worth individuals and families:

     o 60% of portfolio assets are managed account relationships of $30 million or more

     o 95% of portfolio assets are managed account relationships of $5 million or more

o    Employs seasoned high net worth wealth management professionals.

o OFFITBANK is specifically recognized for fixed income management, with $10.8 billion AUM. Portfolio products include investment grade, high yield, municipal, emerging markets, bond products plus liquidity/cash management.




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TRACK RECORD OF GROWTH AND PROFITABILITY

================================================================================

                         -------------------------------
                                     [GRAPH]

                                               Assets Under
                                                Management
                                          (Dollars in Billions)

                         1991                      $3.8
                         1992                      $4.5
                         1993                      $6.1
                         1994                      $5.9
                         1995                      $6.7
                         1996                      $8.0
                         1997                      $9.3
                         1998                     $10.3

                         CAGR 15.3%
                         -------------------------------

                         -------------------------------
                                     [GRAPH]

                                                 Revenues
                                               (Dollars in
                                                 Millons)

                         1991                     $15.5
                         1992                     $20.3
                         1993                     $32.3
                         1994                     $31.3
                         1995                     $25.9
                         1996                     $31.4
                         1997                     $36.1
                         1998                     $41.2

                         CAGR 15.0%
                         -------------------------------

                         -------------------------------
                                     [GRAPH]

                                                Net Income
                                          (Dollars in Millions)(1)

                         1991                      $1.6
                         1992                      $2.0
                         1993                      $4.7
                         1994                      $2.8
                         1995                      $1.4
                         1996                      $3.1
                         1997                      $4.4
                         1998                      $5.4

                         CAGR 19.0%

----------
(1) excludes non-recurring items

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SUPERIOR INVESTMENT PERFORMANCE

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OFFITBANK'S SUCCESS IS PREDICATED UPON ITS REPUTATION FOR PROFESSIONALISM,
CLIENT FOCUS AND SUPERIOR INVESTMENT PERFORMANCE:


FIXED INCOME PERFORMANCE:
================================================================================
                         1 YEAR             3 YEARS             5 YEARS
                    ---------------     ---------------     ---------------
                    OFFIT     INDEX     OFFIT     INDEX     OFFIT     INDEX
--------------------------------------------------------------------------------
U.S. Government     9.3%      8.4%      7.4%      6.8%      7.1%      6.6%

High Yield          5.3       3.7       9.8       9.1       9.7       9.0

Municipal           6.2       5.8       6.0       5.5       5.6       5.3

Total Return        7.9       8.7       8.2       7.3       8.0       7.3
--------------------------------------------------------------------------------



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HIGH NET WORTH MARKET

================================================================================

THE MARKET REPRESENTS A SIGNIFICANT OPPORTUNITY FOR WACHOVIA:

o    Fast growing, relatively underserved marketplace


o    High growth/high margin product set


o Marketplace is highly dispersed, with no established national or global brand names


o    Represents a large market with significant revenue potential







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NEW BUSINESS INITIATIVES - OFFITBANK'S
FRANCHISE

================================================================================

o    Expand product offering to existing OFFITBANK clients:

     o    Core Equity Management        o    Collateralized Lending
     o    Deposit Services              o    Mortgage Lending
     o    Trust Services                o    Philanthropy Management
     o    Insurance Products


o Leverage Wachovia's franchise by introducing OFFITBANK services in Wachovia's existing footprint to serve high net worth clients.


o    Expand national franchise of OFFITBANK to serve target clients.





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COMPELLING STRATEGIC RATIONALE

================================================================================

OFFITBANK REPRESENTS A UNIQUE ACQUISITION OPPORTUNITY FOR WACHOVIA:

o High net worth market represents a compelling market opportunity for Wachovia.

o Provides Wachovia with a leadership position in a highly dispersed, high growth market.

o    Wachovia's ability to add value to OFFITBANK's businesses is significant

o Transaction is financially affordable, while having the potential for meaningful value creation







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CREATES SHAREHOLDER VALUE

================================================================================

TRANSACTION CREATES VALUE FOR WACHOVIA'S SHAREHOLDERS:

o    Minimal initial EPS impact

o    Significant shareholder value creation

     o    Returns in excess of cost of capital without initiatives

     o    IRR in excess of 25% including future initiatives

o    Enhances Wachovia's underlying growth rate

     o    Addition of high growth business model

     o Accelerated growth with additional opportunities from future initiatives

o    Low risk strategy takes advantage of operating leverage



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